COMMITMENTS AND CONTINGENCIES	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

11. COMMITMENTS AND CONTINGENCIES

Purchase Commitments

We provided notice to several of our vendors with whom we had long-term supply contracts that we would no longer be fulfilling our purchase obligations under those contracts as part of our restructuring activities announced in the fourth quarter of 2011. We recorded significant restructuring liabilities associated with the estimated settlements arising from these actions based on management’s best estimates of the ultimate outcome of these contract resolutions at that time in connection with the restructuring. We had liabilities of $10.5 million as of December 31, 2013 associated with the settlements arising from these take-or-pay supply agreements and estimated purchase obligations, all recorded as short-term restructuring liabilities in the consolidated balance sheet. There are no such liabilities as of September 30, 2014 as we have paid these liabilities in 2014 in accordance with the terms of those settlements.

Legal Proceedings

We are involved in various legal proceedings, claims, investigations, and other legal matters which arise in the ordinary course of business. Although it is not possible to predict the outcome of these matters, we believe that the ultimate outcome of these proceedings, individually and in the aggregate, will not have a material adverse effect on our financial position, cash flows, or results of operations.

11. COMMITMENTS AND CONTINGENCIES

Operating Leases and Purchase Obligations

We lease buildings, equipment and automobiles under operating leases. Rental expense was $7.2 million, $4.6 million and $2.1 million for the years ended December 31, 2013, 2012 and 2011, respectively. The total future commitments under operating leases as of December 31, 2013 were $24.7 million, of which $23.6 million is noncancellable. Our operating lease obligations as of December 31, 2013 were as follows:

	Payments Due By Period
	Total	2014	2015	2016	2017	2018	Thereafter
In millions
Operating leases	$24.7	$7.1	$6.8	$5.7	$2.0	$1.9	$1.2

Purchase Commitments

As part of our restructuring activities announced in the fourth quarter of 2011, we provided notice to several of our vendors with whom we had long-term supply contracts that we will no longer be fulfilling our purchase obligations under those contracts. In connection with the restructuring, we recorded significant restructuring liabilities associated with the estimated settlements arising from these actions based on management’s best estimates of the ultimate outcome of these contract resolutions at that time. As of December 31, 2013 and 2012, we have recorded total liabilities of $10.5 million and $69.5 million, respectively, associated with the settlements arising from these take-or-pay supply agreements and estimated purchase obligations, all recorded as short-term restructuring liabilities in the combined balance sheet. These amounts include purchase obligations as well as two settlement agreements with Evonik. See Note 3 for additional information regarding the two settlement agreements. The amount of purchase obligations accrued as of December 31, 2013 and 2012 represents our best estimate of the probable amounts to settle all of our obligations based on presently known information, which involve the use of assumptions requiring significant judgment. These estimates include the contractual terms of the agreements, including whether or not there are fixed volumes and/or fixed prices. In addition, under certain contracts, the counterparty may have a contractual obligation to sell the materials to mitigate their losses. We also included in our estimate of losses consideration around whether we believe the obligation will be settled through arbitration, litigation or commercially viable alternative resolutions or settlements. We intend to vigorously defend ourselves against any arbitration or litigation. Due to the inherent uncertainties of arbitration and litigation, we cannot predict the ultimate outcome or resolution of such actions. The actual amounts ultimately settled with these vendors could vary significantly, which could have a material adverse impact on our business, results of operations and financial condition.

Indemnification

We have agreed to indemnify some of our semiconductor customers against claims of infringement of the intellectual property rights of others in our sales contracts with these customers. Historically, we have not paid any claims under these indemnification obligations, and we do not have any pending indemnification claims as of December 31, 2013 and 2012.

Legal Proceedings

We are involved in various legal proceedings, claims, investigations and other legal matters which arise in the ordinary course of business. Although it is not possible to predict the outcome of these matters, we believe that the ultimate outcome of these proceedings, individually and in the aggregate, will not have a material adverse effect on our financial position, cash flows or results of operations.

S.O.I.TEC Silicon on Insulator Technologies S.A. v. MEMC, Inc.

On May 19, 2008, S.O.I.TEC Silicon on Insulator Technologies S.A. (“Soitec”) and Commissariat A L’Energie Atomique (“CEA”) filed a complaint against MEMC in the U.S. District Court for the District of Delaware (Civil Action No. 08-292) alleging infringement, including willful infringement, by MEMC of three U.S. patents related to silicon-on-insulator technology, and requested damages and an injunction. Soitec and CEA filed an amended complaint on July 21, 2009, adding a fourth, related patent to the lawsuit. MEMC filed a counterclaim against Soitec for infringement of one of MEMC’s U.S. patents. The court bifurcated the case into two phases, a first liability phase, which, to the extent liability is found, would be followed by a second damages phase. In a memorandum opinion dated October 13, 2010, the court found that all of MEMC’s current products and processes do not infringe any valid claim of the four asserted Soitec patents.

After the court’s October 13, 2010 ruling in favor of MEMC, the only remaining claim that Soitec continued to assert at trial was a single patent claim directed against some mono-implant research and development efforts conducted by MEMC approximately six to eight years ago, none of which have occurred since 2006, and none of which are material or relevant to the current operations at MEMC. The court held a jury trial from October 25, 2010 to November 2, 2010. MEMC continued to assert at trial its counterclaim for infringement of MEMC’s patent. On November 2, 2010, the jury found that certain of Soitec’s wafers infringed the patent asserted by MEMC at trial. The jury also found that one of the Soitec patent claims was valid. This single patent claim covers MEMC’s mono-implant research and development efforts that ended in 2006. On July 13, 2011, the court denied all post trial motions. Soitec subsequently filed an appeal and MEMC filed a cross-appeal. The appeal is now fully briefed in the U.S. Court of Appeals for the Federal Circuit. The appeal was stayed pending en banc review of a jurisdictional question unrelated to the merits of the appeal.

In November 2013, we, Soitec and CEA entered into a settlement agreement to resolve all outstanding claims and disputes relating to this litigation matter. In connection with the settlement agreement, we and Soitec also entered into (i) a patent cross-licensing agreement, pursuant to which certain patents owned by each party relating to SOI technologies will be licensed to the other party for research and development purposes, and (ii) a supply agreement, pursuant to which we will manufacture and sell to Soitec certain silicon wafer products at a discounted price. The settlement included no upfront payment. However, in the event Soitec does not purchase a sufficient amount of wafers under the cross-license to receive the discount, then we may pay Soitec the maximum amount of $0.4 million in any future year.

Semi-Materials Co., Ltd. v. MEMC, Inc. and MEMC Pasadena, Inc.

On September 28, 2006, Semi-Materials Co., Ltd. (“Semi-Materials”) filed a complaint against MEMC in the U.S. District Court for the Eastern District of Missouri (Case No. 4:06-CV-01426-FRB) alleging breach of contract, unjust enrichment, fraud, and conversion, and seeking specific performance, all related to a series of purchase orders for chunk polysilicon and polysilicon solar ingot (the “Ingot Action”). This litigation resulted in a trial which commenced on February 22, 2011. On March 2, 2011, the jury found for MEMC on the fraud and unjust enrichment claims made by Semi-Materials against the Company. The jury found for Semi-Materials on the breach of contract claim, awarding damages to Semi-Materials of $19.0 million. Approximately $5.1 million of this amount related to an amount previously recorded by MEMC. During the first quarter of 2011, we recorded allocated amounts from our Parent of $4.7 million to marketing and administration expenses as a result of the jury verdict pending the appeal.

On March 31, 2008, Semi-Materials and its affiliate SMC Shanghai (“SMC”) filed two additional lawsuits against MEMC, one in the United States District Court for the Southern District of Texas (Case No. 4:08-CV-00991) (the “Texas Action”) and another in the United States District Court for the Eastern District of Missouri (Case No. 4:08-CV-00434-JCH) (the “Missouri Action”). In both cases, Semi-Materials and SMC alleged that: (i) MEMC Pasadena, Inc. (“MEMC Pasadena”) breached an agreement with SMC for SMC to act as MEMC Pasadena’s exclusive sales agent in China; (ii) MEMC Pasadena breached an agreement with Semi-Materials for Semi-Materials to act as MEMC Pasadena’s exclusive sales agent in Korea; (iii) MEMC tortiously interfered with the purported sales agency agreements among MEMC Pasadena and SMC and Semi-Materials; and (iv) MEMC tortiously interfered with a separate sales agency agreement Semi-Materials claimed existed with an unrelated party. In the Missouri Action, Semi-Materials also claimed that MEMC tortiously interfered with an expectancy for an on-going business relationship Semi-Materials claimed existed with the unrelated party. Upon MEMC’s motions for summary judgment in the Missouri Action, the Court dismissed the claim that MEMC tortiously interfered with the purported sales agency agreements, and the claim that MEMC tortiously interfered with an alleged sales agency agreement between Semi-Materials and the unrelated party. The Court also granted MEMC partial summary judgment as to the scope of the sales transactions on which plaintiffs based their alleged damages for breach of contract. The remaining claims were tried before a jury between January 4 and January 12, 2010. At trial, the jury found in favor of Semi-Materials and SMC on their respective claims for breach of contract against MEMC Pasadena, awarding a verdict of $0.2 million, and found in favor of MEMC on Semi-Materials’ claim for tortious interference with an expectancy of an ongoing business relationship with the unrelated party. Semi-Materials and SMC filed a notice of appeal to the United States Court of Appeals for the Eighth Circuit concerning aspects of the Court’s summary judgment rulings that pertained to the plaintiffs’ alleged damages on their breach of contract claims. MEMC Pasadena filed a notice of cross-appeal concerning the Court’s entry of judgment based upon the jury verdict. The Court of Appeals issued its decision on September 14, 2011 reversing the District Court’s damages-related summary judgment ruling. The Court of Appeals also denied MEMC Pasadena’s cross-appeal and remanded the case to the trial court for further proceedings. No activity was undertaken in the Texas Action, as it had been stayed. On December 6, 2011, the parties entered into a confidential Settlement Agreement and Mutual Release pursuant to which the Ingot Action, Missouri Action and Texas Action, as well as an ancillary garnishment action in Korea, were dismissed with prejudice.